UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2018

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

Effective February 20, 2018, interest rates on the LendingClub Corporation ("LendingClub") platform have been updated. Notable changes include an increase of 0.38% for loan grade E1, 0.39% for loan grades D2-D4, 0.40% for loan grade D5, and 0.47% for loan grade E5.

In addition, LendingClub's Chief Investment Officer released his quarterly update, which can be accessed on LendingClub's blog at blog.lendingclub.com. The contents of this blog are not incorporated into this filing.

Set forth below is a chart showing the interest rates assigned to standard program loans for each of the LendingClub loan grades.

Loan Grade	Interest Rate
A1	5.32%
A2	6.07%
A3	6.71%
A4	7.34%
A5	7.96%
B1	9.43%
B2	9.92%
B3	10.41%
B4	10.90%
B5	11.98%
C1	12.61%
C2	13.58%
C3	14.07%
C4	15.04%
C5	16.01%
D1	17.47%
D2	18.45%
D3	19.42%
D4	20.39%
D5	21.85%
E1	22.90%
E2	23.87%
E3	24.84%
E4	25.81%
E5	26.77%
F1	28.72%
F2	29.69%
F3	30.17%
F4	30.65%
F5	30.75%
G1	30.79%
G2	30.84%
G3	30.89%
G4	30.94%
G5	30.99%

Illustration of Servicing Fee and Annual Returns for Fully Performing Loans of Each Loan Grade

The following tables illustrate hypothetical annual return information with respect to our Member Payment Dependent Notes, grouped by LendingClub grade and term. The information in these tables is not based on actual results for investors and is presented only to illustrate the effects of LendingClub’s 1.00% servicing fee by grade on hypothetical annual Member Payment Dependent Note returns. By column, each table presents:
•loan grades;
•the annual stated interest rate;

•	the reduction in the annual return due to LendingClub's 1.00% servicing fee on both interest and principal payments; and
•the hypothetical annual returns on Notes, net of LendingClub's servicing fee.

Three Year Term

Loan Grade	Interest Rate	Reduction in Note Return due to 1.00% Servicing Fee*	Note Returns After LendingClub's Servicing Fee
A1	5.31%	0.67%	4.64%
A2	6.07%	0.67%	5.40%
A3	6.71%	0.68%	6.03%
A4	7.34%	0.68%	6.66%
A5	7.96%	0.68%	7.28%
B1	9.43%	0.69%	8.74%
B2	9.92%	0.69%	9.23%
B3	10.41%	0.69%	9.72%
B4	10.90%	0.69%	10.21%
B5	11.98%	0.70%	11.28%
C1	12.61%	0.70%	11.91%
C2	13.58%	0.70%	12.88%
C3	14.07%	0.71%	13.36%
C4	15.04%	0.71%	14.33%
C5	16.01%	0.71%	15.30%
D1	17.47%	0.72%	16.75%
D2	18.45%	0.72%	17.73%
D3	19.42%	0.73%	18.69%
D4	20.39%	0.73%	19.66%
D5	21.85%	0.74%	21.11%
E1	22.90%	0.74%	22.16%
E2	23.87%	0.75%	23.12%
E3	24.84%	0.75%	24.09%
E4	25.81%	0.76%	25.05%
E5	26.77%	0.76%	26.01%
F1	28.72%	0.77%	27.95%
F2	29.69%	0.78%	28.91%
F3	30.17%	0.78%	29.39%
F4	30.65%	0.78%	29.87%
F5	30.75%	0.78%	29.97%
G1	30.79%	0.78%	30.01%
G2	30.84%	0.78%	30.06%
G3	30.89%	0.78%	30.11%
G4	30.94%	0.78%	30.16%
G5	30.99%	0.78%	30.21%
* Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

Five Year Term

Loan Grade	Interest Rate	Reduction in Note Return due to 1.00% Servicing Fee*	Note Returns After Lending Club's Servicing Fee
A1	5.31%	0.41%	4.90%
A2	6.07%	0.42%	5.65%
A3	6.71%	0.42%	6.29%
A4	7.34%	0.42%	6.92%
A5	7.96%	0.42%	7.54%
B1	9.43%	0.43%	9.00%
B2	9.92%	0.43%	9.49%
B3	10.41%	0.43%	9.98%
B4	10.90%	0.44%	10.46%
B5	11.98%	0.44%	11.54%
C1	12.61%	0.44%	12.17%
C2	13.58%	0.45%	13.13%
C3	14.07%	0.45%	13.62%
C4	15.04%	0.45%	14.59%
C5	16.01%	0.46%	15.55%
D1	17.47%	0.47%	17.00%
D2	18.45%	0.47%	17.98%
D3	19.42%	0.47%	18.95%
D4	20.39%	0.48%	19.91%
D5	21.85%	0.49%	21.36%
E1	22.90%	0.49%	22.41%
E2	23.87%	0.50%	23.37%
E3	24.84%	0.50%	24.34%
E4	25.81%	0.51%	25.30%
E5	26.77%	0.51%	26.26%
F1	28.72%	0.52%	28.20%
F2	29.69%	0.53%	29.16%
F3	30.17%	0.53%	29.64%
F4	30.65%	0.53%	30.12%
F5	30.75%	0.53%	30.22%
G1	30.79%	0.53%	30.26%
G2	30.84%	0.53%	30.31%
G3	30.89%	0.53%	30.36%
G4	30.94%	0.53%	30.41%
G5	30.99%	0.53%	30.46%
* Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	February 21, 2018	By:	/s/ Russell S. Elmer
Russell S. Elmer
General Counsel and Secretary
(duly authorized officer)